 PROSPECTUS
                                     October 1, 1997, revised to August 17, 1998
U.S. Treasury Funds

 Money market and bond funds for investors seeking the income potential and credit safety of securities issued by the U.S. government and its agencies.

FACTS AT A GLANCE

U.S. Treasury Funds

Investment Goal
Money fund Preservation of capital, liquidity, and, consistent with these goals, the highest possible income.

Bond funds Highest level of income consistent with each fund's prescribed investment program.

As with all mutual funds, there is no guarantee these funds will achieve their goals.


Strategy and Risk/Reward
U.S. Treasury Money Fund Invests exclusively in short-term U.S.
government-backed securities, primarily U.S. Treasuries. The fund's average maturity will not exceed 90 days.

Risk/Reward Lowest potential risk and reward.

U.S. Treasury Intermediate Fund Invests exclusively in U.S. government-backed securities, primarily U.S. Treasuries, and investments involving these securities. The fund's average maturity range is 3 to 7 years.

Risk/Reward Moderate income level and share price fluctuation.

U.S. Treasury Long-Term Fund Invests in U.S. government-backed securities, primarily U.S. Treasuries, and investments involving these securities. The fund's average maturity range typically varies between 15 and 20 years, but may range from 10 to 30 years.

Risk/Reward Highest income and share price fluctuation.

YOUR INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THE MONEY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


Investor Profile
Investors who seek the highest level of current income consistent with minimum credit risk. Investors should consider carefully each fund's risk of share price declines.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed approximately $117 billion for more than five million individual and institutional investor accounts as of June 30, 1997.

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated October 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

T. Rowe Price U.S. Treasury Funds, Inc.

Prospectus

October 1, 1997, revised to August 17, 1998

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses                         2
              -------------------------------------------------------
              Financial Highlights                                  3
              -------------------------------------------------------
              Fund, Market, and Risk Characteristics                6
              -------------------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving Sale Proceeds           13
              -------------------------------------------------------
              Distributions and Taxes                              14
              -------------------------------------------------------
              Transaction Procedures and Special Requirements      16
              -------------------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                          19
              -------------------------------------------------------
              Understanding Performance Information                22
              -------------------------------------------------------
              Investment Policies and Practices                    23
              -------------------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements and Transaction Information     28
              -------------------------------------------------------
              Opening a New Account                                28
              -------------------------------------------------------
              Purchasing Additional Shares                         30
              -------------------------------------------------------
              Exchanging and Redeeming                             30
              -------------------------------------------------------
              Shareholder Services                                 32
              -------------------------------------------------------
              Discount Brokerage                                   34
              -------------------------------------------------------
              Investment Information                               35
              -------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.

   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate each fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder Transaction Expenses
                              Money         Intermediate       Long-Term

     Sales charge "load" on
     purchases                None          None               None

     Sales charge "load" on
     reinvested
     distributions            None          None               None

     Redemption fees          None          None               None

     Exchange fees            None          None               None
     Annual Fund Expenses     Percentage of Fiscal 1997 Average Net Assets
                              Money         Intermediate       Long-Term

     Management fee           0.33%         0.38%              0.38%/a/

     Marketing fees (12b-1)   None          None               None

     Total other
     (shareholder servicing,
     custodial,
     auditing, etc.)          0.23%         0.26%              0.42%

     Total fund expenses      0.56%         0.64%              0.80%/a/
-------------------------------------------------------------------------------


 /a/The Long-Term Fund's management fee and total expense ratio would have been 0.38% and 0.80%, respectively, had T. Rowe Price not agreed to reduce management fees and assume other expenses in accordance with the expense limitation described below. From March 1, 1995, through May 31, 1997, T. Rowe Price agreed to waive its fees and bear any expenses to the extent such fees and expenses would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Effective June 1, 1997, T. Rowe Price agreed to extend the expense limitation of 0.80% for a period of two years from June 1, 1997, through May 31, 1999. Fees waived or expenses paid or assumed under each agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.80%; however, no reimbursement will be made after May 31, 1999 (for the first agreement), or May 31, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.80%.

Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUNDS                               3
   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the funds' investment manager. Each fund's fee comprises a group fee, 0.33% as of May 31, 1997, and the Intermediate and Long-Term Funds pay an individual fund fee of 0.05%. The Money Fund pays only the group fee.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
     Fund          1 year     3 years    5 years    10 years
     Money            $6         $18        $31         $70

     Intermediate      7          20         36          80

     Long-Term         8          26         44          99
---------------------------------------------------------------



   o Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements, which are included in its annual report and are incorporated by reference in the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by Price Waterhouse LLP, the funds' independent

T. ROWE PRICE                                 4
   accountants. The financial statements of the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund for the periods presented prior to the year ended May 31, 1995, were audited by other independent accountants.

 Table 3 Financial Highlights
                          Income From Investment Activities          Less Distributions                         Net Asset Value
     Period    Net Asset  Net            Net Realized    Total From  Net            Net          Total          Net Asset
     Ended     Value,     Investment     & Unrealized    Investment  Investment     Realized     Distributions  Value,
               Beginning  Income (Loss)  Gain (Loss) on  Activities  Income (Loss)  Gain (Loss)                 End of Period
               of Period                 Investments
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
     1988/a/    $ 1.000      $0.054              -        $ 0.054      $(0.054)            -       $(0.054)          $ 1.000


     1989         1.000       0.066              -          0.066       (0.066)            -        (0.066)            1.000


     1990         1.000       0.080              -          0.080       (0.080)            -        (0.080)            1.000


     1991         1.000       0.070              -          0.070       (0.070)            -        (0.070)            1.000


     1992/a/      1.000       0.049              -          0.049       (0.049)            -        (0.049)            1.000


     1993         1.000       0.029              -          0.029       (0.029)            -        (0.029)            1.000


     1994         1.000       0.025              -          0.025       (0.025)            -        (0.025)            1.000


     1994/e/      1.000       0.007              -          0.007       (0.007)            -        (0.007)            1.000


     1995         1.000       0.045              -          0.045       (0.045)            -        (0.045)            1.000


     1996         1.000       0.050              -          0.050       (0.050)            -        (0.050)            1.000


     1997         1.000       0.046              -          0.046       (0.046)            -        (0.046)            1.000
     U.S. Treasury Intermediate Fund
     1990/b/    $ 5.00       $0.17/c/       $(0.02)       $ 0.15       $(0.17)             -       $(0.17)           $ 4.98


     1991         4.98        0.40/c/         0.12          0.52        (0.40)             -        (0.40)             5.10


     1992/a/      5.10        0.36/c/         0.21          0.57        (0.36)        $(0.03)       (0.39)             5.28

     1993         5.28        0.32            0.27          0.59        (0.32)         (0.13)       (0.45)             5.42

     1994         5.42        0.29           (0.09)         0.20        (0.29)         (0.01)       (0.30)             5.32

     1994/e/      5.32        0.08           (0.19)        (0.11)       (0.08)         (0.02)       (0.10)             5.11


     1995         5.11        0.31            0.14          0.45        (0.31)             -        (0.31)             5.25


     1996         5.25        0.33           (0.14)         0.19        (0.33)             -        (0.33)             5.11


     1997         5.11        0.31            0.01          0.32        (0.31)             -        (0.31)             5.12
     U.S. Treasury Long-Term Fund
     1990/b/    $10.00       $0.35/c/       $(0.21)       $ 0.14       $(0.35)             -       $(0.35)           $ 9.79


     1991         9.79        0.80/c/         0.24          1.04        (0.80)             -        (0.80)            10.03


     1992/a/     10.03        0.78/c/         0.36          1.14        (0.78)             -        (0.78)            10.39

     1993        10.39        0.70/c/         0.68          1.38        (0.70)        $(0.28)       (0.98)            10.79

     1994        10.79        0.68/c/        (0.04)         0.64        (0.68)         (0.29)       (0.97)            10.46

     1994/e/     10.46        0.17/c/        (0.64)        (0.47)       (0.17)         (0.01)       (0.18)             9.81

     1995         9.81        0.68/c/         0.73          1.41        (0.68)             -        (0.68)            10.54


     1996        10.54        0.65/f/        (0.52)         0.13        (0.65)             -        (0.65)            10.02


     1997        10.02        0.63            0.15          0.78        (0.63)             -        (0.63)            10.17
---------------------------------------------------------------------------------------------------------------------------------


 Footnotes appear on page 5.                     (continued on next page)

ABOUT THE FUNDS                               5

  Table 3 Financial Highlights (continued)
               Returns, Ratios, and Supplemental Data
     Period    Total Return                   Ratio of     Ratio of Net
     Ended     (Includes       Net Assets     Expenses to  Investment    Portfolio
               Reinvested      ($ Thousands)  Average Net  Income to     Turnover
               Distributions)                 Assets       Average Net   Rate
                                                           Assets
U.S. Treasury Money Fund
     1988/a/       5.55%         $259,618       1.01%        5.49%             -


     1989          6.85           290,527       0.88         6.65              -


     1990/b/       8.26           361,013       0.85         7.95              -


     1991          7.19           578,362       0.75         6.91              -


     1992/a/       5.06           562,664       0.68         4.93              -


     1993          2.97           606,153       0.65         2.92              -


     1994          2.51           613,583       0.64         2.48              -


     1994/e/       0.73           654,837       0.57/e/      2.87/e/           -


     1995          4.58           719,215       0.56         4.51              -


     1996          5.08           760,010       0.53         4.93              -


     1997          4.74           821,075       0.56         4.65              -
     U.S. Treasury Intermediate Fund
     1990/b/       2.97%         $ 10,917       0.80%/cd/    8.13%/cd/     194.6%/d/

     1991         10.92            68,341       0.80/c/      7.71/c/       174.8

     1992/a/      11.54/c/        123,807       0.80/c/      6.80/c/        91.4

     1993         11.77           163,480       0.80         5.98           22.8

     1994          3.80           175,953       0.79         5.41           20.2

     1994/e/      (2.16)          181,231       0.70/e/      5.78/e/        45.5/e/

     1995          9.29           172,666       0.69         6.19           81.1

     1996          3.52           174,176       0.65         6.14           40.7

     1997          6.48           180,609       0.64         6.11           57.9
     U.S. Treasury Long-Term Fund
     1990/b/       1.28%         $ 11,204       0.80%/cd/    8.23%/cd/     316.1%/d/

     1991         11.21/c/         43,260       0.80/c/      8.01/c/       158.5

     1992/a/      11.86/c/         52,926       0.80/c/      7.66/c/       162.4

     1993         14.11/c/         64,685       0.80/c/      6.75/c/       165.4

     1994          5.89/c/         56,632       0.80/c/      6.17/c/        59.4

     1994/e/      (4.50)/c/        54,237       0.80/ce/     6.75/ce/      246.9/e/

     1995         15.24/c/         65,284       0.80/c/      7.05/c/        99.3

     1996          1.02/f/         70,326       0.80/f/      6.05/f/        60.1

     1997          7.97/f/         71,263       0.80/f/      6.22/f/        67.6
------------------------------------------------------------------------------------



 /a                      /Year ended February 29.

 /b/
  For the period September 29, 1989 (commencement of operations) to February 28, 1990.

 /c/
  Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through February 28, 1997.

 /d/                                 Annualized.

 /e/
  For the three months ended May 31, 1994. Fiscal year-end changed from February 28 to May 31. All ratios are annualized.

 /f/
  Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through May 31, 1999.

T. ROWE PRICE                                 6
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether the funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

 Table 4
     Differences Among Funds
                   Credit-Quality             Expected Share       Expected Average
     Fund          Categories       Income    Price Fluctuation    Maturity

     Money         Highest          Lower     Stable               90 days or less

     Intermediate  Highest          Moderate  More than Money      3 to 7 years
                                              Less than Long-Term

     Long-Term     Highest          Higher    High                 15 to 20 years
--------------------------------------------------------------------------------------



 What are the funds' objectives and investment programs?

   U.S. Treasury Money Fund
   The fund's investment objectives are to maximize stability of capital, liquidity, and, consistent with these, the highest possible current income. The fund invests primarily in a portfolio of U.S. Treasury securities, which will compose at least 80% of total assets. The fund may also include other securities directly guaranteed by the U.S. government. The fund's dollar-weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but its share price is managed to remain stable at $1.00. Nevertheless, there is no assurance the $1.00 price will be maintained. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.


   o The U.S. government guarantees the timely payment of interest and principal on Treasury securities, but does not guarantee the prices of the funds' shares.

   U.S. Treasury Intermediate Fund
   The fund's investment objective is a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. The fund will invest at least 85% of total assets in U.S. Treasury securities and investments involving these securities. The remaining assets will be invested in other securities backed by the full faith and credit of the U.S. government and investments involving these securities. The fund's dollar-weighted average maturity is expected to range between three and seven years. No security will have a remaining effective maturity of more than 10 years from the time of purchase.

ABOUT THE FUNDS                               7
   U.S. Treasury Long-Term Fund
   The fund's investment objective is the highest level of current income consistent with maximum credit protection. It will invest at least 85% of total assets in U.S. Treasury securities and investments involving these securities. The remaining assets will be invested in other securities backed by the full faith and credit of the U.S. government and investments involving these securities. The fund's dollar-weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.


   o The Long-Term Fund has the highest risk/reward profile.


 Will the funds' investment portfolios consist entirely of U.S. Treasury securities?

   No, but other investments will either be (i) backed by the full faith and credit of the U.S. government; (ii) collateralized by such investments; or
   (iii) held in shares of an internal money market fund that invests exclusively in securities backed by the full faith and credit of the U.S. government. Other U.S. government-backed securities include, but are not limited to, securities issued by U.S. agencies such as the Government National Mortgage Association (GNMA). GNMA pools individual home mortgages to back a certificate or bond, which is sold to investors such as mutual funds. Interest and principal payments generated by the underlying mortgages are passed through to investors. The money fund and bond funds may invest up to 20% and 15% of assets, respectively, in these types of securities.


 Are securities backed by the U.S. government and its agencies risk-free?

   No. While U.S. government-backed securities generally are considered to be of the highest quality, they are subject to market risk. Therefore, changes in interest rates will cause the share prices of the U.S. Treasury bond funds to vary as the prices of individual bonds fluctuate. To manage market risk, the funds' investment managers adjust the maturity of the portfolios and adjust the asset mix.


   o The Intermediate and Long-Term Funds' share prices will fluctuate with changing market conditions. When you sell your shares, you may lose money.


 What are the most important influences on the bond funds' performance?

   Performance (total return) is determined by the change in the fund's share price and by the income level over a given period. Both components are affected by changes in interest rates.

   Fund share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for fund income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

T. ROWE PRICE                                 8
   The maturity and type of securities in the funds' portfolios determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities and vice versa. Mortgage-backed securities usually follow this pattern, but, because of prepayments, would not be expected to rise as much in price as Treasury bonds.

   You will find more information about the types of securities the funds may own and how they may perform further on in this section and in Section 3.


 What are the main risks of investing in these funds?

  . Interest rate or market risk The decline in bond prices that may accompany a rise in the overall level of interest rates (please see Table 5). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below one dollar. However, the very short-term securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

  . Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the fund's income level and/or share price. U.S. government-backed securities are of the highest credit quality, so credit risk for these funds is minimal.


   o For further details on the funds' investment programs and risks, please see the section entitled Investment Policies and Practices.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the funds' net asset value.

  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)


 What are derivatives and can the funds invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella -from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured

ABOUT THE FUNDS                               9
   notes. While the term derivative only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The money fund does not invest in high-risk, highly leveraged derivatives. The bond funds limit their use of derivatives to situations in which they may enable the funds to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

   The bond funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of an intermediate-term U.S. Treasury bond for the U.S. Treasury Intermediate Fund or a long-term U.S. Treasury bond for the U.S. Treasury Long-Term Fund.


 Are there any tax benefits to owning shares of a U.S. Treasury fund?

   Yes. Monthly dividends paid by the funds from income earned on U.S. Treasury securities are exempt from state and local taxes in most states. Dividends derived from the funds' other investments may not be exempt from such taxes.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 You may want to review some fundamentals that apply to all fixed income investments.

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

T. ROWE PRICE                                 10
 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-credit-quality securities.


 What is meant by a bond fund's "maturity"?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is usually its nearest call date. For example, the effective maturity of mortgage-backed bonds is determined by the rate at which homeowners pay down the principal on the underlying mortgages.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are

ABOUT THE FUNDS                               11
   multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.

 Table 5
     How Interest Rates Affect Bond Prices
                                Price per $1,000 of Bond Face Value if Interest Rates:
                                Increase                       Decrease
     Bond Maturity  Coupon      1 Point           2 Points     1 Point           2 Points
                 1
            year         5.42%  $       990       $981         $     1,010        $1,019

                5
      years              5.90           958        919               1,044         1,090

                10
      years              6.01           929        864               1,078         1,163

                30       6.30           879        780               1,149         1,335
      years
------------------------------------------------------------------------------------------------


Coupons reflect yields on Treasury securities as of July 31, 1997. The table may not be as representative of price changes for mortgage securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.


 How can I decide which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Use Table 4, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for money you may need for occasional or unexpected

T. ROWE PRICE                                 12
   expenses. However, if you are investing for the highest possible income from a U.S. government portfolio and can tolerate price volatility, you should consider the longer-term bond funds.


   o The fund or funds you select should not be relied upon as a complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fixed income fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. ACH is a payment system supported by over

T. ROWE PRICE                                 14
   20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

   Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.


 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond and money funds pay dividends on the first business day of each month.

  . Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to

ABOUT YOUR ACCOUNT                            15
   earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains

   o Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

T. ROWE PRICE                                 16
   In January, you will be sent Form 1099-DIV, indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Recent changes in the tax code revised capital gain holding periods for long-term gains and created a new class of mid-term gains. Short-term (one year or less) capital gain distributions continue to be taxable at the same rates as ordinary income. Gains on securities held more than 12 months but not more than 18 months (mid-term gains) are taxed at the rates formerly applicable to long-term gains, and gains on securities held for more than 18 months are taxed at a new and lower long-term rate. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.

ABOUT YOUR ACCOUNT                            17
 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states that you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

T. ROWE PRICE                                 18
 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:
   You may need to have your signature guaranteed in certain situations, such as:
   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

T. ROWE PRICE                                 20
 MORE ABOUT THE FUNDS
                                        3


 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   T. Rowe Price U.S. Treasury Funds, Inc. (the "Corporation") was incorporated in Maryland in 1989 and is a "diversified, open-end investment company," or mutual fund. The Intermediate Fund and the Long-Term Fund are series of the Corporation that were established in 1989. The Money Fund series was added in 1990. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in the fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT YOUR ACCOUNT                            21
 Who runs the funds?

   General Oversight
   The Corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the Corporation's officers. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The Investment Advisory Committees comprise the following members:

  . Money Fund Edward A. Wiese, Chairman, Patrice Berchtenbreiter Ely, Brian E.
   Burns, Robert P. Campbell, James M. McDonald, Joan R. Potee, and Gwendolyn G. Wagner. Mr. Wiese has been chairman of the Money Fund's committee since 1990. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . Intermediate Fund Peter Van Dyke, Chairman, Connice A. Bavely, Jerome A.
   Clark, Heather R. Landon, and Cheryl A. Mickel. Mr. Van Dyke became chairman of the Intermediate Fund's committee effective May 1, 1998. He has been managing investments since joining T. Rowe Price in 1985.

  . Long-Term Fund Peter Van Dyke, Chairman, Connice A. Bavely, Jerome A. Clark,
   Heather R. Landon, and Cheryl A. Mickel. Mr. Van Dyke has been chairman of the Long-Term Fund's committee since 1990. He has been managing investments since joining T. Rowe Price in 1985.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.

T. ROWE PRICE                                 22
 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   The funds paid the expenses shown in Table 6 for the fiscal year ended May 31, 1997.

 Table 6 Services Fees Paid
                   Transfer Agent and
     Fund          Shareholder Services  Subaccounting Services  Accounting Services
     Money               $514,000               $816,000                $60,000

     Intermediate         163,000                 77,000                 60,000

     Long-Term            102,000                 16,000                 60,000
--------------------------------------------------------------------------------------


   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index, the Spectrum Funds, and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     --------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ------------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $71 billion at June 30, 1997, the group fee was 0.33%.

MORE ABOUT THE FUNDS                          23
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the funds' net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

T. ROWE PRICE                                 24
   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

   For the bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.


   o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the Intermediate and Long-Term Funds are not permitted to invest more than 10% of total assets in certain stripped mortgage securities, known as IOs and POs. While these restrictions provide a useful level of detail about the funds' investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in IOs and POs could have significantly more of an impact on the funds' share prices than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

MORE ABOUT THE FUNDS                          25
   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Types of Portfolio Securities

   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section in the Intermediate and Long-Term Funds) whose investment characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Bonds
   A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. In calculating the money fund's weighted average maturity, the maturity of these securities may be shortened under certain specified conditions and in accordance with Rule 2a-7.

   In addition to Treasury securities, the funds may make the following investments:

   Other Securities Backed by the Full Faith and Credit of the U.S. Government The funds may purchase securities of U.S. government agencies and instrumentalities which are backed by the full faith and credit of the U.S. government, such as securities of the Government National Mortgage Association (GNMA), the Federal Housing Administration, the Department of the General Services Administration, the Maritime Administration, and the Small Business Administration. The funds will not invest in the securities of any U.S. government agencies that are not backed by the full faith and credit of the U.S. government, such as Fannie Mae (FNMA) or Freddie Mac (FHLMC) securities. No more than 20% of the Money Fund's total assets and no more than 15% of each of the Intermediate and Long-Term Funds' total assets will be maintained in these types of non-U.S. Treasury securities. The Money Fund does not expect to invest in mortgage securities.

T. ROWE PRICE                                 26
   Fundamental policy The Money Fund must invest at least 80% of its total assets in U.S. Treasury securities and repurchase agreements thereon. However, as an operating policy the fund has decided not to invest in repurchase agreements.

   The Intermediate and Long-Term Funds' non-U.S. Treasury investments may include, but are not limited to, the following types of mortgage securities:

  . GNMA Mortgage Securities Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the funds' net asset values. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds.

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The funds could use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

MORE ABOUT THE FUNDS                          27
   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the funds' investment in CMOs, IOs, or POs will be successful, and the funds' total returns could be adversely affected as a result.

   Operating policy Each fund may invest up to 10% of its total assets in stripped mortgage securities.


 Types of Management Practices

   Reserve Position (Intermediate and Long-Term Funds)
   Each fund will hold a certain portion of its assets in money market reserves.The funds' reserve position can consist of shares of a T. Rowe Price internal money market fund that invests exclusively in securities backed by the full faith and credit of the U.S. government. In addition, the funds may purchase money market securities backed by the full faith and credit of the U.S. government, including repurchase agreements collateralized by such securities. For temporary, defensive purposes, a fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policies Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Lending of Portfolio Securities
   Like other mutual funds, the funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and possibly capital losses.
   Like other mutual funds, the funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities (Intermediate and Long-Term Funds)
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the funds' investment in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent a fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in that fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover (Intermediate and Long-Term Funds)
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 7.

 Table 7
     Portfolio Turnover Rates
     Fund                      1995      1996      1997

     Intermediate              81.1%     40.7%     57.9%

     Long-Term                 99.3      60.1      67.6
-------------------------------------------------------------

MORE ABOUT THE FUNDS                          29
 INVESTING WITH T. ROWE PRICE
                                        4


 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

T. ROWE PRICE                                 30
By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  31
Through a Broker
If you buy or sell T. Rowe Price funds through anyone other than T.Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the T. Rowe Price funds for transactions conducted directly with the fund.

T. ROWE PRICE                                 32
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirement s
 -Excessive Trading.

INVESTING WITH T. ROWE PRICE                  33
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to

T. ROWE PRICE                                 34
freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of

INVESTING WITH T. ROWE PRICE                  35
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:
A u t o m a t i c A s s e t B u i l d e r
Y o u i n s t r u c t u s t o m o v e $ 5 0 o r m o r e f r o m y our bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.
Y o u i n s t r u c t u s t o m o v e $ 5 0 o r m o r e f r o m y

INVESTING WITH T. ROWE PRICE                  37
our bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE                                 38
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

INVESTING WITH T. ROWE PRICE                  39
To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

T. ROWE PRICE                                 40
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

INVESTING WITH T. ROWE PRICE                  41
                                                                 C07-040 8/17/98

T. ROWE PRICE                                 42

INVESTING WITH T. ROWE PRICE                  43

T. ROWE PRICE                                 44